SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2004
                                                 ----------------------

                                AMREP CORPORATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)


          Oklahoma                        1-4702                59-0936128
----------------------------           -------------        -------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
    of Incorporation)                  File Number)          Identification No.)


          641 Lexington Avenue, New York, New York             10022
-------------------------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (212) 705-4700
                                                    --------------

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

          On September 22, 2004 as reported in the Registrant's press release included as Exhibit 99.1 to this Current Report on Form 8-K, the text of which is incorporated into this Item 8.01 by reference, a jury verdict was issued in the court proceedings in connection with the condemnation of the Registrant's El Dorado water utility in Santa Fe, New Mexico.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits:

         99.1  Press  Release   dated   September  23,  2004  issued  by  AMREP
Corporation.


                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMREP CORPORATION

     Date:  September 24, 2004            By: /s/ Peter M. Pizza
            ------------------                ---------------------------
                                              Peter M. Pizza
                                              Vice President and
                                              Chief Financial Officer

                                  Exhibit Index


  Exhibit
  Number                        Description
  -------                       -----------
   99.1                         Text of press release issued September 23, 2004.


                                       3